                                                                        EX 10.27



THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE THIS WARRANT CAN BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE UNDERLYING SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED.



                                QUEPASA.COM, INC.

                          COMMON STOCK PURCHASE WARRANT


Warrant No. __________


THIS CERTIFIES THAT, for value received, Telemundo Network Group LLC, a California limited liability company ("Telemundo"), or its successors and permitted assigns (the "Holder") is entitled to subscribe for and purchase from QUEPASA.COM, INC., a Nevada corporation with an address at One Arizona Center, 400 East Van Buren, 4th Floor, Phoenix, Arizona 85004 (the "Company"), at any time from and after Midnight (Phoenix, Arizona time) on the closing date of the Company's initial public offering (the "IPO") of its common stock, $.001 par value per share (the "Common Stock"), and prior to 5:00 p.m. (Phoenix, Arizona time) on the second anniversary of the closing date of the IPO (the "Exercise Period"), 1,000,000 shares of Common Stock at a purchase price per share equal to 120% of the public offering price of Common Stock in the IPO (the "Purchase Price", as adjusted in accordance with this Warrant), subject, however, to the provisions and upon the terms and conditions set forth in this Warrant.






         1. Exercise; Issuance of Certificates; Payment for Shares. The rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time or from time to time during the Exercise Period, upon presentation and surrender of this Warrant to the Company, at its principal office as set forth on the first page of this Warrant, with a duly executed subscription (in the form attached hereto) and accompanied by payment of the Purchase Price for each share of Common Stock purchased. Such payment shall be made in cash or by wire transfer. Notwithstanding the foregoing provisions requiring payment in cash or by wire transfer, the Holder may from time to time at the Holder's option pay the Purchase Price or any portion thereof by surrendering to the Company, in lieu of such cash payment, (i) shares of Common Stock having an aggregate Common Stock Market Value equal to such Purchase Price (or portion thereof) on the Exercise Date, as defined below or (ii) the right of the Holder to receive a number of shares of Common Stock having an aggregate Rights Market Value, as defined below, equal to such Purchase Price (a portion thereof), on the Exercise Date (a "Cashless Exercise"). For purposes of the foregoing, the "Common Stock Market Value" of a share of Common Stock as of the Exercise Date means the closing price on the trading day preceding such date with respect to the Common Stock on a national securities exchange or the Nasdaq National Market or Nasdaq SmallCap Market, as the case may be. The closing price shall be: (i) the last sale price of shares of the Common Stock on such trading day or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported by the principal exchange on which the Common Stock is then listed or admitted to trading or by the Nasdaq Stock Market; or (ii) if no shares of Common Stock are then listed or admitted to trading on any national securities exchange or the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown on the National Association of Securities Dealers automated quotation system. The Cashless Exercise rights of the Holder shall be of no force or effect unless the Common Stock is then listed, admitted to trading, or reported. The Common Stock Market Value shall not be reduced because of the existence of limitations on transfer under the Act, as defined herein. If the Holder pays the Purchase Price or any portion thereof by surrendering to the Company rights to receive shares of Common Stock, the "Rights Market Value" on the Exercise Date shall be equal to the number of rights to purchase a whole share of Common Stock times the Common Stock Market Value minus the amount payable to the Company to exercise such right.



         The shares of Common Stock purchased hereunder shall be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered to the Company, along with the subscription and full payment, whether by cash, wire transfer or Cashless Exercise, for the shares purchased (the "Exercise Date"). Certificates for the shares so purchased and, unless this Warrant shall have expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall be delivered to the Holder within a reasonable time, and in any event within 30 days, after the Holder has complied with the provisions of this Section 1.



         2. Restrictions on Transfer of Warrant. The Holder may not sell, assign pledge, hypothecate or otherwise transfer any rights under this Warrant to any person other than (a) any affiliate of Holder; (b) any successor to the business of Holder; or (c) any transferee who receives this Warrant by operation of law as a result of the death or dissolution of any Holder permitted by this Section 2.


         3. Reservation of Shares. The Company covenants and agrees that all securities that it may issue upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges. The Company further agrees that at all such times there shall be authorized and reserved for issuance upon exercise of this Warrant such number of shares of Common Stock, or other securities, as shall be required for issuance on full exercise of this Warrant.

         4.       Exchange, Assignment, or Loss of Warrant.

                  (a) This Warrant is exchangeable, without expense other than as provided in this Section 4, at the option of the Holder, upon presentation and surrender hereof to the Company, for other Warrants of different denominations entitling the holder(s) thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.

                  (b) This Warrant may not be sold, transferred, assigned, or hypothecated except as permitted under Section 2 herein and except in compliance with Federal and state securities laws. Any permitted transfer shall be made by surrender of this Warrant to the Company, together with a duly executed assignment (in the form of the assignment attached to this Warrant) and funds sufficient to pay any transfer tax, whereupon the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name(s) of the assignee(s) named in such instrument of assignment, and this Warrant shall be canceled. Any transferee of this Warrant, by acceptance thereof, agrees to be bound by the terms of this Warrant, with the same force and effect as if a signatory thereto.


                  (c) Subject to (b) above, this Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of the Company together with a written notice, signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.


                  (d) The Company will execute and deliver a new Warrant of like tenor and date upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to the Company, or (ii) in the case of mutilation, upon presentation and surrender of this Warrant.



         5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity. The rights of the Holder are limited to those expressed in the Warrant.


         6.       Adjustment and Other Events.


                  (a) If the Company shall, after April 14, 1999, declare any dividend or other distribution upon its outstanding Common Stock payable in Common Stock or shall subdivide its outstanding shares of Common Stock into a greater number of shares, then the number of shares of Common Stock that may thereafter be purchased upon the exercise of the rights represented by this Warrant must be increased in proportion to the increase through such dividend, distribution, or subdivision, and the Purchase Price must be decreased in such proportion. If the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares, the number of shares of Common Stock that may thereafter be purchased upon the exercise of the rights represented hereby will be decreased in proportion to the decrease through such combination, and the Purchase Price will be increased in such proportion.



                  (b) If, after April 14, 1999, there shall occur (i) any reclassification, capital reorganization, or other change of outstanding Common Stock of the Company (other than a change described or referred to in Subsection 6(a)), or (ii) any consolidation or merger of the Company with or into another corporation or other entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification,




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


capital reorganization or other change of the shares of Common Stock issuable upon exercise of this Warrant), or (iii) a sale or conveyance to a third party of all or substantially all of the Company's assets as an entirety, then and in such event the terms of this Warrant will be deemed to be appropriately adjusted, and the Company will cause effective provision to be made, so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property, if any receivable upon such reclassification, capital reorganization, or other change, consolidation, merger, sale or conveyance that the Holder would have received had this Warrant been exercised in full immediately prior to such event.



                  (c) If, after April 14, 1999, the Company shall at any time or from time to time (i) distribute (otherwise than as a dividend in cash or in Common Stock or in securities convertible into or exchangeable for Common Stock) to the holders of Common Stock (or grant any rights to such holders to acquire) assets, including stock or other securities of the Company (or the right to acquire the same) or any subsidiary, without any consideration paid or to be paid by such holders or for a consideration paid less than the fair market value of such assets as reasonably and objectively determined by the Board of Directors of the Company (other than the issuance of options or shares upon the exercise of options granted under any stock option plan pursuant to which options may be granted to officers, employees, directors or consultants of the Company), or (ii) declare a distribution, right or dividend upon the Common Stock in cash or assets other than shares of Common Stock, then the Company shall reserve, and the Holder of this Warrant shall thereafter upon exercise of this Warrant be entitled to receive, for each share of Common Stock purchasable hereunder on the record date established by the Company for the determination of holders of Common Stock entitled to receive such distribution, right or dividend (or if no such record date shall have been established, on the date of such distribution, grant of such right or payment of such dividend), (i) the amount of such assets that would have been distributable to, or as to which such right would have been granted to, the Holder hereof or (ii) the amount of such dividend (to the extent above-stated) that the Holder would have received, had the Holder been a holder of the number of shares of Common Stock purchasable under this Warrant on such record (or other) date. Such entitlement by the Holder shall be without increase in (except in respect for the consideration, if any, paid for such assets by the holders of Common Stock) the then current Purchase Price.


                  (d) If: (i) there shall be an event requiring an adjustment as provided in subsections 6(a) or 6(b); (ii) the Company shall make a distribution that may come within subsection 6(c); (iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class, or other rights; or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to the Holder (1) at least twenty days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote in respect of any merger, consolidation, reorganization or reclassification, and (2) in the case of any such merger, consolidation, reorganization or reclassification at least twenty days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause and to the extent applicable shall specify (A) in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and (B) when the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such merger, consolidation, reorganization, liquidation or winding up, as the case may be. Upon the happening of an event requiring adjustment of the Purchase Price or the





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

kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder, which notice shall be accompanied by a certificate of the Company, stating the adjusted Purchase Price and the adjusted number of shares of Common Stock purchasable or the kind and amount of any such securities or property purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based.

                  (e) No fractional shares of Common Stock or script representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant, and the Company shall have no obligation for any cash payment with respect thereto. If a fractional share shall result from adjustments in the number of shares of Common Stock purchasable hereunder, the number of shares of Common Stock purchasable hereunder shall, on an aggregate basis taking into account all prior adjustments, be rounded up to the next whole number.

                  (f) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock or other securities actually purchasable under this Warrant, this Warrant may continue to express the Purchase Price and the number of shares of Common Stock purchasable hereunder as such price and number of shares were expressed on this Warrant when initially issued.

         7.       Registration Rights Under the Securities Act of 1933.


                  (a) Optional Registrations. If during the period commencing on the six month anniversary of the closing date of the IPO and prior to the fifth anniversary of the closing date of the IPO, (the "Registration Period") the Company shall determine to register any shares of its Common Stock (or securities convertible into or exchangeable or exercisable for shares of the Common Stock or any class of common stock into which the Common Stock has theretofore been converted or for which the Common Stock has been exchanged) under the Securities Act of 1933, as amended (the "Act") (whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering of securities by security holders (a "secondary offering"), or both), but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission (the "Commission") under the Act is applicable or a registration on Forms S-4, S-8 or any form substituted therefor, the Company will promptly give written notice thereof to the Holders of Registrable Securities (as defined in Subsection 7(c) below) then outstanding. In connection with any such registration, the Company will use its best efforts to effect the registration under the Act of all Registrable Securities which such Holders may request in a writing delivered to the Company within 15 days after the written notice given by the Company pursuant to Section 10 hereof; provided, however, that in the case of the registration of shares of Common Stock by the Company in connection with an underwritten public offering, if the managing underwriter determines that a limitation on the number of shares to be underwritten is required, the managing underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant to the notice described herein. The Company shall advise all




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


Holders of Registrable Securities promptly after such determination by the managing underwriter, and the number of shares of securities that are entitled to be included in the registration and underwriting (other than those to be sold for the account of the Company) shall be allocated among Holders of Registrable Securities and other security holders (excluding directors and officers of the Company), if any, who have registration rights with respect to the securities they desire to have registered in proportion, as nearly as practicable, to their respective holdings of securities of the Company. All expenses of the registration and offering (including transfer taxes on shares being sold by the Holders and the fees and disbursements of one law firm acting as counsel to the Holders) shall be borne by the Company, except that the Holders shall bear all underwriting discounts and selling commissions attributable to their Registrable being registered. Without in any way limiting the types of registrations to which this paragraph 7(a) shall apply, in the event that the Company shall effect a shelf registration under Rule 415 promulgated under the Act, or any other similar rule or regulation ("Rule 415"), the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Holders to include their shares in such registration in accordance with the terms of this Subsection 7(a).



                  (b) Demand Registration. If on any two occasions during the Registration Period, one or more of the Holders holding at least 60% of the Registrable Securities then held by all of the Holders shall notify the Company in writing (the "Demand Notice") that he or they intend to offer or cause to be offered for public sale all or any portion of his or their Registrable Securities (the "Minimum"), the Company will notify all of the Holders of Registrable Securities who would be entitled to notice of a proposed registration under Subsection 7(a) above of its receipt of such notification from such Holder or Holders. Upon the written request of any such Holder delivered to the Company within 15 days after delivery by the Company of such notification pursuant to Section 10 hereof, the Company will include such Holder's shares in registration. The Company agrees to file a registration statement with the Commission within 30 days of receipt by the Company of the Demand Notice with respect to such of the Registrable Securities as may be requested by any Holders to be registered under the Act in accordance with the terms of this Subsection 7(b), which registration may be under any form of registration statement eligible for use by the Company for such purpose, and shall use its best efforts to have such registration statement declared effective as soon as practicable. All expenses of the registration and offering (including transfer taxes on shares being sold by the Holders and the fees and disbursements of one law firm acting as counsel to the Holders) shall be borne by the Company, except that the Holders shall bear the underwriting discounts and selling commissions attributable to their Registrable Securities being registered. If the Company shall furnish to the Holders requesting a registration statement under this Subsection 7(b) a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors, it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 90 days after the receipt of the request for registration; provided, however, that the Company may not utilize this right to defer more than once. The Company shall not be required to cause a registration statement requested pursuant to this Subsection 7(b) to become effective prior to 90 days following the effective date of a registration statement initiated by the Company, if the Demand Notice has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders of Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such 90-day period if the request pursuant to this Subsection 7(b) has been made prior to the expiration of such 90-day period. If so requested by any Holder in connection with a registration under this paragraph, the Company will take such steps as are required to register such Holder's Registrable Securities for sale on a delayed or continuous basis. The Company will take such steps as are required to keep any registration statement under this Subsection 7(b) effective until the earlier of: (i) 270 days after the effective date of any such registration statement; or
(ii) the sale of all of the Registrable Securities registered thereunder. The obligation of the Company hereunder shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities specified in notices received as aforesaid shall have become effective and, if the method of disposition is a firm commitment underwritten public offering, all such shares have been sold pursuant thereto. In connection with such a firm commitment underwriting, the Company shall have the right to include in the registration statement therefor shares of Common Stock to be offered and sold for the account of the Company and other security holders of the Company; provided, however, that no Registrable Shares shall be excluded from such registration and underwriting by reason of the inclusion of any securities for the Company's account or for the account of other securityholders. Any deferral of the filing or effectiveness of a registration statement pursuant to this Subsection 7(b) shall extend, by a period equal to the number of days of all such deferrals, the period during which the Holders of Registrable Securities shall be entitled to demand registration under this Subsection 7(b).

                  If the method of disposition is an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to approval of the holders of a majority of the Registrable Securities to be sold in such offering, which approval shall not be unreasonably withheld or delayed.


                  In connection with any registration statement which pertains to Registrable Securities, the selling Holders shall (i) enter into any reasonable underwriting agreement required by the proposed underwriter for the selling Holders, if any, and (ii) immediately notify the Company, at any time when a prospectus relating to the Holder's Registrable Securities is required to be delivered under the Act, of the happening of any event relating to information respecting such Holder as a result of which the prospectus which forms a part of such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading.



                  (c) Registrable Securities. For the purposes of this Section 7, the term "Registrable Securities" shall mean this Warrant or any Common Stock purchasable upon exercise of this Warrant or any Warrants issued in replacement hereof, and any other capital stock or securities issued or issuable with respect to the Common Stock issued or issuable upon the exercise of this Warrant or any Warrants issued in replacement hereof.

                  (d) Further Obligations of the Company. Whenever under the preceding subsections of this Section 7 the Company is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:

                           (i) Use its best efforts to diligently prepare and
file with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Act with respect to the sale of securities covered by said registration statement for the period necessary to complete the proposed public offering;

                           (ii) Furnish to each selling Holder of Registrable
Securities such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of his Registrable Securities;


                           (iii) Enter into any reasonable underwriting
agreement, including reasonable and customary indemnification provisions, required by the proposed underwriter, if any, for the selling Holders;


                           (iv) Use its best efforts to register or qualify the
securities covered by said registration statement under the securities or blue-sky laws of such jurisdictions as any selling Holder may reasonably request if such registration or qualification is necessary in the judgment of the Company's counsel, provided that the Company shall not be required to register or qualify the securities in any jurisdictions which require it to subject itself to general service of process therein:


                           (v) Immediately notify each of the selling Holders,
at any time when a prospectus relating to his Registrable Securities is required to be delivered under the Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;



                           (vi) Cause all such Registrable Securities to be
listed on or included in each securities exchange or quotation system on which similar securities issued by the Company are then listed;


                           (vii) Comply with all applicable rules and
regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act; and

                           (viii) Obtain and furnish to each of the selling
Holders, immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the

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time of delivery of any Registrable Securities sold pursuant thereto), a cold comfort letter from the Company' s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request.

                  (e) Indemnification. Incident to any registration statement referred to in this Section 7, and subject to applicable law, the Company will indemnify and hold harmless, each Holder of Registrable Securities (including its partners, directors, officers, employees and agents) so registered, and each person who controls any of them within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or otherwise, insofar as such losses claims damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or blue sky laws or any rule or regulation thereunder in connection with such registration. The indemnity agreement of the Company contained in this Subsection 7(e) shall not apply to amounts paid in settlement of any loss, claim, damage, expense or liability if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). Nor shall the Company be liable to any person for any loss, claim, damage, expense or liability arising from any written information such person furnishes to the Company expressly for use in connection with a registration statement or from the person's failure to deliver, at the time required by the Act, a final or amended prospectus that corrects any actual or alleged untrue statement or omission in any preliminary prospectus. With respect to any untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Holder expressly for use in such registration statement, such Holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees and agents), each other Holder of Registrable Securities (including its respective partners directors, officers, employees and agents) so registered, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Holder for indemnification under this Subsection 7(e) exceed the proceeds received by such Holder from its sale of Registrable Securities under such registration statement.

                  (f) Notice and Defense. Promptly after any indemnified party under Subsection 7(e) receives notice of the commencement of any action (including any governmental action), such indemnified party shall, if it intends to make a claim against any indemnifying party under

Subsection 7(e), deliver to the indemnifying party a written notice describing the action. The indemnifying party shall have the right to assume the defense thereof with counsel mutually satisfactory to the parties. An indemnified party shall have the right to retain its own counsel, at the indemnifying party's expense, if an actual or potential conflict of interest prevents representations of such indemnified party by the counsel retained by the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under Subsection 7(e) to the extent of such prejudice.

         8. Transfer to Comply with the Securities Act of 1933.


                  (a) This Warrant and the shares of Common Stock or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Act and then only against receipt of an agreement of such person to whom such offer or sale is made to comply with the provisions of this Section 8 with respect to any resale or other disposition of such securities; except that no such agreement shall be required from any person purchasing shares of Common Stock pursuant to a registration statement effective under the Act or an exemption from such registration under Rule 144 under the Act or any similar rule.


                  (b) The Company may cause a legend in substantially the form set forth on the first page of this Warrant to be placed on each Warrant and certificate representing shares of Common Stock, any Common Stock Warrant or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary.

         9. Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Nevada.


         10. Notice. All notices and other communications provided for herein shall be in writing and telecopied or mailed to the intended recipient to the following addresses: (i) if to the Holder, to Telemundo Network Group LLC, 2425 Olympic Blvd., Suite 4050 West, Santa Monica, California 90404; and (ii) if to the Company, at its address appearing on page 1 of this Warrant. The Holder and the Company may change its address for delivery of notice to such other address as may be designated therefor by written notice to the other hereunder. All such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.


         11. Survival. The various rights and obligations of the Holder and of the Company as set forth in Sections 7 and 8 herein shall survive the exercise and surrender of this Warrant.

         12. Successors and Assigns. All the covenants and provisions of this Warrant shall bind and inure to the benefit of the Holder and the Company and their respective successors and assigns.

         13. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its officer duly authorized.


DATED: April 14, 1999.


                                              QUEPASA.COM, INC.




                                              By: /s/ Jeffrey S. Peterson
                                                 ------------------------------
                                                      Jeffrey S. Peterson,
                                                    Chief Executive Officer

                                   ASSIGNMENT
              (to be executed only upon assignment of the Warrant)


         FOR VALUE RECEIVED, the undersigned assigns and transfers to the Assignee named below all of the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock of QUEPASA.COM, INC., a Nevada corporation (the "Company") set forth below:

             Name                                                Number
             of Assignee                Address                  of Shares
             -----------                -------                  ---------







         The undersigned does hereby irrevocably constitute and appoint ________________________ as Attorney-in-fact to transfer such right on the books of the Company, with full power of substitution.


Dated:                     , 1999.
      ---------------------



                                         -------------------------------------

                                         By:
                                            ----------------------------------

                                         Its:
                                             ---------------------------------

                                  SUBSCRIPTION
                 (To be executed only upon exercise of Warrant)




quepasa.com, inc.
One Arizona Center
400 East Van Buren, 4th Floor
Phoenix, Arizona  85004




         The undersigned hereby elects to purchase, pursuant to the provisions of the within Warrant held by the undersigned, _________ shares of Common Stock.

(Check Appropriate Box)

[ ]      Payment of the Purchase Price per share accompanies this Subscription.

[ ] Pursuant to Section 1 of the within Warrant, the undersigned hereby surrenders the right to receive ____ shares of Common Stock to which this exercise relates, in payment of the Purchase Price for all shares of Common Stock to which this exercise relates.

[ ] Pursuant to Section 1 of the within Warrant, the undersigned hereby surrenders ____ shares of Common Stock of the Company in payment of the Purchase Price for ____ shares of Common Stock to which this exercise relates.



DATED:
      -----------------------




                                            -----------------------------------



                                            By:
                                               --------------------------------

                                            Its:
                                                -------------------------------